UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 27, 2018

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 annual general meeting of the shareholders of Noble Corporation plc, a company incorporated in England and Wales (the “Company”), was held on April 27, 2018. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Ashley Almanza	150,592,823	3,418,689	324,412	58,195,206

(2)	Resolution 2: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie H. Edwards	144,605,719	9,398,874	331,331	58,195,206

(3)	Resolution 3: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Gordon T. Hall	144,612,113	9,395,369	328,442	58,195,206

(4)	Resolution 4: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	150,615,483	3,370,263	350,178	58,195,206

(5)	Resolution 5: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	140,805,231	13,193,748	336,945	58,195,206

(6)	Resolution 6: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Mary P. Ricciardello	148,470,420	5,541,165	324,339	58,195,206

(7)	Resolution 7: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2019:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie J. Robertson	147,167,279	6,863,464	305,181	58,195,206

(8)	Resolution 8: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was approved.

For	Against	Abstain	Broker Non-Votes
207,391,919	4,674,420	464,791	—

(9)	Resolution 9: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2019 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
207,189,599	4,708,052	633,479	—

(10)	Resolution 10: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
207,938,164	3,617,950	975,016	—

(11)	Resolution 11: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
95,529,161	58,178,342	628,421	58,195,206

(12)	Resolution 12: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2017, was approved.

For	Against	Abstain	Broker Non-Votes
96,226,447	57,404,309	705,168	58,195,206

(13)	Resolution 13: The resolution to approve an amendment to increase the number of ordinary shares available for issuance under the Noble Corporation plc 2015 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
146,403,749	7,631,505	300,670	58,195,206

(14)	Resolution 14: The resolution to authorize the Board of Directors to allot shares up to an amount specified in the resolution.

For	Against	Abstain	Broker Non-Votes
186,520,004	22,997,599	3,013,527	—

(15)	Resolution 15: The resolution to authorize a general disapplication of statutory pre-emptive rights.

For	Against	Abstain	Broker Non-Votes
190,738,025	17,846,150	3,946,955	—

(16)	Resolution 16: The resolution to authorize a disapplication of statutory pre-emptive rights in connection with an acquisition or specified capital investment.

For	Against	Abstain	Broker Non-Votes
191,161,733	17,419,970	3,949,427	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2018

NOBLE CORPORATION

By:	/s/ Adam C. Peakes
Adam C. Peakes
Senior Vice President and Chief Financial Officer